                                 EXHIBIT (14)
                                 ------------

                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                            SEPARATE ACCOUNT VA BNY


Know all men by these presents that Marc Abrahms, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA BNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                       /s/ Marc Abrahms
                                       ----------------
                                       Marc Abrahms
                                       Director
                                       AUSA Life Insurance Company, Inc.


April 8, 2002
-------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                            SEPARATE ACCOUNT VA BNY


Know all men by these presents that James Byrne, Jr., whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA BNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                   /s/ James Byrne, Jr.
                                ------------------------------------
                                James Byrne, Jr.
                                Director
                                AUSA Life Insurance Company, Inc.


April 8, 2002
-------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                            SEPARATE ACCOUNT VA BNY


Know all men by these presents that Robert S. Rubinstein, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA BNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                  /s/ Robert S. Rubinstein
                           -----------------------------------------
                           Robert S. Rubinstein
                           Director, Vice President and Assistant Secretary AUSA Life Insurance Company, Inc.


April 8, 2002
-------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                            SEPARATE ACCOUNT VA BNY


Know all men by these presents that Robert F. Colby, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA BNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                        /s/ Robert F. Colby
                                  -----------------------------------
                                  Robert F. Colby
                                  Director, Vice President and Assistant
                                  Secretary
                                  AUSA Life Insurance Company, Inc.


April 8, 2002
-------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                            SEPARATE ACCOUNT VA BNY


Know all men by these presents that Pat S. Baird, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA BNY, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                    /s/ Pat S. Baird
                               ------------------------------
                               Pat S. Baird
                               Vice President and Chief Financial Officer
                               AUSA Life Insurance Company, Inc.


April 8, 2002
-------------
Date